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                                                                      Exhibit 24

                                POWER OF ATTORNEY


     The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 26, 2002, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 2002.


                                                   /s/  Mogens C. Bay
                                                 Mogens C. Bay

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                                                          Exhibit 24 (continued)

                                POWER OF ATTORNEY


     The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 26, 2002, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 2002.


                                                   /s/ Howard G. Buffett
                                                 Howard G. Buffett

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                                                          Exhibit 24 (continued)

                                POWER OF ATTORNEY


     The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 26, 2002, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 2002.


                                                   /s/ John T. Chain, Jr.
                                                 John T. Chain, Jr.

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                                                          Exhibit 24 (continued)

                                POWER OF ATTORNEY


     The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 26, 2002, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 2002.


                                                   /s/ Alice B. Hayes
                                                 Alice B. Hayes

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                                                          Exhibit 24 (continued)

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 26, 2002, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 2002.


                                                   /s/ Robert A. Krane
                                                 Robert A. Krane

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                                                          Exhibit 24 (continued)

                                POWER OF ATTORNEY


     The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 26, 2002, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 2002.


                                                   /s/ Mark Rauenhorst
                                                 Mark Rauenhorst

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                                                          Exhibit 24 (continued)

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 26, 2002, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 2002.


                                                   /s/ Carl E. Reichardt
                                                 Carl E. Reichardt

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                                                          Exhibit 24 (continued)

                                POWER OF ATTORNEY


     The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 26, 2002, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 2002.


                                                   /s/ Ronald W. Roskens
                                                 Ronald W. Roskens

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                                                          Exhibit 24 (continued)

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra Foods' Annual Report on Form 10-K for the fiscal year ended May 26, 2002, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of July, 2002.


                                                   /s/ Kenneth E. Stinson
                                                 Kenneth E. Stinson